DELAWARE GROUP® ADVISER FUNDS

Delaware Diversified Income Fund (the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses
each dated February 28, 2023, as amended

Effective the date of this Supplement, the section of the Fund’s summary prospectus entitled, “Fund summary — Delaware Diversified Income Fund — What are the principal risks of investing in the Fund? — Prepayment  risk” is deleted in its entirety and is replaced with the following:

Mortgage-backed and asset-backed securities risk – Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause the fund to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in interest rates or general economic conditions. Certain mortgage-backed or asset-backed securities, such as collateralized mortgage obligations, real estate mortgage investment conduits, and stripped mortgage-backed securities, may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities.

Effective the date of this Supplement, the first paragraph of the section of the Fund’s statutory prospectus entitled, “How we manage the Fund –The securities in which the Fund typically invests – Mortgage-backed securities (MBS)” is deleted in its entirety and is replaced with the following:

Mortgage-backed securities (MBS)

MBS are fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Most MBS are issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). Ginnie Mae is backed by the full faith and credit of the U.S. government and guarantees timely payment on the MBS it issues. Fannie Mae and Freddie Mac also provide certain guarantees but are not backed by the full faith and credit of the U.S. government. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the US government or its agencies or instrumentalities.

Effective the date of this Supplement, the first paragraph of the section of the Fund’s statutory prospectus entitled, “How we manage the Fund –The securities in which the Fund typically invests– Collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs)” is deleted in its entirety and is replaced with the following:

Collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs), and stripped mortgage-backed securities

CMOs are mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. They are issued by US government agencies, US government sponsored enterprises, and private issuers. CMOs are divided into multiple classes, with each class allocated a different share of, or rights to, the principal and/or interest payments received from the underlying pools. Some junior classes of a CMO may have a right to receive principal and/or interest payments only after more senior classes have received their principal and/or interest payments. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs may be divided into multiple classes with each class allocated a different share of, or rights to, the principal and/or interest payments received from the underlying pools. Stripped mortgage-backed securities are divided into classes which receive different proportions of the principal and interest payments or, in some cases, only payments of principal (POs) or interest (IOs) but not both.

Effective the date of this Supplement, the section of the Fund’s statutory prospectus entitled, “How we manage the Fund –The risks of investing in the Fund – Prepayment risk” is deleted in its entirety and is replaced with the following:

Mortgage-backed and asset-backed securities risk

Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Mortgage-backed and asset-backed securities can be highly sensitive to interest rate changes. As a result, small movements in interest rates can substantially impact the value and liquidity of these securities. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause the fund to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities and may cause the security to experience greater volatility due to the extended maturity of the security. When interest rates rise, the value of mortgage-backed and asset-backed securities can be expected to decline. When interest rates go down, however, the value of these securities may not increase as much as other fixed income securities due to borrowers refinancing their loans at lower interest rates or prepaying their loans. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in general economic conditions. During periods of economic downturn, for example, underlying borrowers may not make timely payments on their loans and the value of property that secures the loans may decline in value such that it is worth less than the amount of the associated loans. If the collateral securing a mortgage-backed or asset-backed security is insufficient to repay the loan, a fund could sustain a loss. Such risks generally will be heightened where a mortgage-backed or asset-backed security includes “subprime” loans. Although mortgage-backed securities are often supported by government guarantees or private insurance, there can be no guarantee that those obligations will be met. Furthermore, in certain economic conditions, loan servicers, loan originators and other participants in the market for mortgage-backed and other asset-backed securities may be unable to receive sufficient funding, impairing their ability to perform their obligations on the loans. Certain mortgage-backed or asset-backed securities may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities. For example, a fund's investments in CMOs, REMICs, and stripped mortgage-backed securities are generally highly susceptible to interest rate risk, prepayment risk, and extension risk. At times, these investments may be difficult to value and/or illiquid. Some classes of CMOs and REMICs may have preference in receiving principal or interest payments relative to more junior classes. The market prices and yields of these junior classes will generally be more volatile than more senior classes and will be more susceptible to interest rate risk, prepayment risk, and extension risk than more senior classes. IOs will generally decrease in value if interest rates decline or prepayment rates increase. POs will generally decrease in value if interest rates increase or prepayment rates decrease. These changes in value can be substantial and could cause a fund to lose the entire value of its investment in CMOs, REMICs, and stripped mortgage-backed securities.

Effective the date of this Supplement, the second paragraph of the section of the Fund’s statutory prospectus entitled, “About your account – Calculating share price” is deleted in its entirety and is replaced with the following:

We determine the NAV per share for each class of a Delaware Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm ET). The Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, the Fund’s closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. Pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size. While the Fund does not seek to purchase odd lots as a general rule, the Fund may from time to time trade in smaller "odd lot" sizes. Odd lots typically trade at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of a fund that holds odd lots. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 21, 2024.